Exhibit 99.1

SUBLICENSE AGREEMENT

THIS AGREEMENT effective the 20 day of September, 2011.

AMONG:

IMPACT INNOVATIONS SYSTEMS, INC., a company incorporated under the laws of the State of Nevada, U.S. and having an office address at 645 Griswold St., Suite 3500, Detroit, MI, 48226-4120

(the “Sublicensor”)

OF THE FIRST PART

AND:

Red Deer Dogonet Limited Partnership, a limited partnership formed under the laws of Alberta and having an office address at 7891 – 49 Avenue, Red Deer, Alberta T4P 2B4

(the “Sublicensee”)

OF THE SECOND PART

WHEREAS:

A.

The Sublicensor has a license to use and sublicense the intellectual property described in Schedule “A” to this Agreement (collectively the “Technology”); and

B.

The Sublicensor and the Sublicensee wish to set out the terms pursuant to which the Sublicensor shall grant to the Sublicensee a license to use the Technology in the operation of the Sublicensee’s business being the creation and marketing of a sales and distribution network in Red Deer, Alberta designed to connect households together and enable individuals to buy or sell items within such network of households in Red Deer, Alberta (the “Business”).

NOW THEREFORE in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party to this Agreement, the parties agree as follows:

1.

DEFINITIONS

1.1

Whenever used in this Agreement, unless clearly indicated to the contrary by the context, the following words will have the meanings ascribed to them in this section.

(a)

“Claim” means any claim, demand, proceeding, allegation, or suit.

(b)

“Business” has meaning set out in Recital “B” hereto;

(c)

“commencement of legal proceedings” or words to like effect are used in this Agreement, it means the delivery of a letter demanding that the recipient cease infringing the Technology or any part thereof.  However, if no license agreement is reached as a result of the said letter within one hundred and fifty (150) days of the sending of the said letter, “commencement of legal proceedings” shall also require the delivery (i.e. filing and service) of an originating document for an action for infringement issued by a Court of competent jurisdiction.

(d)

“Confidential Information” has the meaning set out in paragraph 9.1.

(e)

“Effective Date” means the date first above written.

(f)

“End User” shall mean any third party who obtains the Software or the rights to use the Technology solely for use for its own purposes, and not for resale.

(g)

“End User Agreement” shall mean a legally binding written contract between the Sublicensee and an End User for the Software or the Technology, which conforms to the requirements in Part 2.2 of this Agreement, and which includes the Sublicense Terms.

(h)

“Improvements” means any modification, substitution, alteration, technique and/or invention which enhances, improves, changes or modifies the Technology or applicable parts thereof.

(i)

“Intellectual Property Rights” collectively means any and all copyrights, patents, patent registration rights, business processes, data rights, mask works, data rights, trademarks, trade names, service marks, service names, trade secrets, know-how, or other proprietary rights arising or enforceable under U.S. or Canadian law, the laws of the Territory, the laws of any other jurisdiction, or international treaty regime.

(j)

“License Agreement” shall mean the License Agreement between the Licensor and the Sublicensor whereby the Sublicensor acquired rights in and to the Technology.

(k)

“Licensor” shall mean Impact Technologies Inc., a Nevada corporation.

(l)

“Parties” means each of the Sublicensor and the License and “Party means any one of them, as applicable;

(m)

“Person” means a corporation, an association, a joint venture, a partnership, a trust, a business, or an individual.

(n)

“Products” means products covered in whole or in part or which include all or part of the Technology or any part thereof and/or any Improvements thereto.

(o)

“Reseller” shall mean those distribution channel partners of the Sublicensee who are authorized by the Sublicensee to resell the Technology and who have executed reseller/ sub-license agreements with the Sublicensee that provide protective provisions similar to the End User Agreement.

(p)

“Software” means the Technology set out in paragraph 1(d) in Schedule “A” attached hereto;

(q)

“Technology” has meaning set out in Recital “A” hereto;

(r)

“Term” has the meaning set out in paragraph 5.1;

(s)

“Territory” means Red Deer, Alberta; and

(t)

“Trademarks” means the Technology set out in paragraphs 1(**) and (**) in Schedule “A” attached hereto.

2.

GRANT OF LICENSE AND OTHER RIGHTS AND OBLIGATIONS

2.1

Grant of License.  Subject to the terms and conditions of this Agreement, the Sublicensor hereby grants to the Sublicensee an exclusive perpetual sublicense in the Territory in and to the Technology or such part thereof required by the Sublicensee to operate the Business in the Territory.  For greater certainty, all references to the word “license” shall mean the sublicense granted herein by the Sublicensor to the Sublicensee, unless otherwise described.

2.2

No Right to Sub-license.  The rights and license granted to the Sublicensee do not confer to the Sublicensee the right to grant to others the right or license to make, use, lease or sell the Technology.  It is understood and agreed, however, that purchasers/ customers from the Sublicensee of the Technology on which Royalty Fees are paid hereunder may use the Technology.

2.3

End User Sublicense Terms.  Each End User of the Technology shall enter into an End User Agreement which shall, at a minimum, include the provisions set forth below, or legally equivalent terms (the “Sublicense Terms”), and shall include no term which derogates from or is inconsistent therewith.  The Sublicensor will be referred to as the Sublicensee’s supplier in such End User Agreement.  For avoidance of doubt, instead of breaking out provisions for the Software in particular, it is acceptable for the Sublicensee or any End User to use equivalent provisions regarding the End User’s product as a whole (without the necessity of having specific provisions for the Software) provided that it is clear to the End User that the product ultimately licensed by the End User contains third-party software, and the terms of the End User Agreement regarding such third party software are consistent with the Sublicense Terms.  The Sublicense Terms shall provide, at a minimum that:

(a)

The Software is only licensed to an End User for the End User’s, non-transferable and non-exclusive use, without the right to sub-license, in the Territory, except in respect of Resellers, who shall have the right to sub-license;

(b)

No right, title or interest to the Software, or any Intellectual Property Rights in the Technology or the media on which it is provided, is transferred to the End User;

(c)

Except to the limited extent as may be permitted under applicable law, the End User agrees not to modify, translate, generate derivative works from or reverse assemble, decompile, or otherwise attempt to derive source code from the Software;

(d)

The Software is subject to the Sublicensor’s copyright and the Sublicensor owns all Intellectual Property Rights in the Software and the Software programs, although copyrighted, are unpublished and contain proprietary and confidential information of the Sublicensor and are considered by the Sublicensor to be trade secrets and the End User agrees to hold the Software in confidence and the End User further agrees to take all reasonable precautions to safeguard the confidentiality of such Software.  The End User further agrees not to use the Software to develop a competitive product or for any other purpose, except for its own internal business needs;

(e)

The End User’s rights with respect to the Software programs may be terminated should the End User breach any term of the Sublicense Terms and fail to cure such breach within thirty (30) days after written notice; and,

(f)

THE SUBLICENSOR IS AN EXPRESSLY INTENDED THIRD PARTY BENEFICIARY OF THE END USER AGREEMENT AND SHALL HAVE THE RIGHT TO ENFORCE ITS SUBLICENSE TERMS DIRECTLY AGAINST THE END USER.

2.4

Use of Technology.  The Sublicensee shall not provide access to the Technology to any third party for any reason, except as is expressly authorized under this Agreement, and shall promptly inform the Sublicensor of the use of the Technology by any third party other than the Sublicensor and the Sublicensee or as otherwise contemplated herein.  The Sublicensee shall not adopt or attempt to register in the Territory or elsewhere the Technology.

2.5

Technology Transfer.  The Sublicensor agrees to fully and effectually transfer to the Sublicensee for use by the Sublicensee pursuant to the terms herein, all of the Technology subject to this Agreement, including, copies of all tangible embodiments of the Technology, provided that the Sublicensee shall not be entitled to the source code for the software components of the Technology.  Notwithstanding the foregoing, the Sublicensee acknowledges and agrees that the Sublicensor exclusively has rights to any and all right, title and interest in all of the Technology of whatever nature, except as contemplated in this Agreement and that the Sublicensee does not have such rights.

2.6

Trademarks.  The Sublicensee shall at all times ensure that the Technology is branded with the Trademarks.  The Sublicensee shall not use any of the Trademarks licensed to the Sublicensee hereunder, except in association with the Sublicensee’s Business and products, services and wares in the Territory and approved by the Sublicensor and further, the Sublicensee shall at all times use the Trademarks in the manner acceptable to the Sublicensor, whether in advertising or marketing or otherwise.  If at any time, the Sublicensee wishes to change its Business or the services, products or wares associated therewith in association with which the Sublicensee wishes to use the Trademarks in the Territory, then the Sublicensee shall not use the Trademarks in association with such business, services, wares and products, until such time as it has obtained the prior written consent of the Sublicensor, which consent shall not be unreasonably withheld, but shall be subject to the ability of the Sublicensor to amend any of its Trademark registrations in order to extend same to the nature of the Sublicensee’s new business, services, products or products.  For greater certainty, the Sublicensee acknowledges that the use of the Trademarks in association with any business, service, products or wares not already associated with the Trademarks in the Territory and not approved by the Sublicensor may lead to loss of distinctiveness of the Trademarks or other loss of proprietary rights associated with the Trademarks or the other Technology, as applicable, which may not be adequately compensable by way of monetary damages and will be a breach of this Agreement. In the event of such a breach of this Agreement by the Sublicensee, then in addition to all other remedies available to the Sublicensor, the Sublicensor will be entitled as a matter of right to apply to a court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of this paragraph 2.4.

2.7

Acknowledgement of Technology.  The Sublicensee acknowledges, confirms and agrees that:

(a)

it does not dispute the Technology or any portion thereof and agrees not to challenge the validity or enforceability of the Technology in any manner whatsoever; and

(b)

the Sublicensor has rights to sublicense the Technology to the Sublicensee pursuant to the License Agreement and that the Licensor exclusively has all ownership rights in and to the Technology.

2.8

Cooperation on Registration of Technology in the Territory.  The Sublicensee shall cooperate with the Sublicensor, if the Sublicensor, in its discretion, wishes to register any of the Technology in the Territory or elsewhere, including without limitation executing appropriate documents and providing such other reasonable assistance as the Sublicensor may reasonably request, at the expense of the Sublicensor.

2.9

License of Improvements or Additions Made by Sublicensee.  If the Sublicensee develops or creates any improvements or additions to the Technology (the “Sublicensee Developments”), the Sublicensee agrees to grant and does hereby grant a perpetual royalty free license to the Sublicensor and its affiliates to use and to further sublicense the Sublicensee Developments.  Any further improvements or additions to the Sublicensee Developments made by the Sublicensor shall be the sole property of the Sublicensor.

2.10

Waiver of Moral Rights - The Sublicensee hereby irrevocably and expressly waives in favour of the Licensor, and will cause its employees and other persons, firms or corporations providing services to the Sublicensee to waive, any and all moral rights arising under the Copyright Act (Canada) as amended (or any successor legislation of similar force and effect and any other legislation in any other applicable jurisdiction) or similar legislation in other applicable jurisdictions or at common law that the Sublicensee, or its employees or other providing services to the Sublicensee, as the case may be, has with respect to the Sublicensee Developments, including, without limitation, the right to attribution of authorship, the right to restrain or claim damages for any distortion, mutilation, modification or enhancement of any Sublicensee Developments and the right to remain, use or reproduce any Sublicensee Developments in any context and in connection with a product, service, cause or institution.

3.

PAYMENTS FOR LICENSE GRANTED

3.1

Royalty.  In consideration of the license rights granted to the Sublicensee in Part 2 hereof, the Sublicensee agrees to pay to the Sublicensor the following:

(a)

an initial license fee of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) payable as follows:

(i)

$50,000.00 on execution of this Agreement; and

(ii)

$450,000.00 on or before the 30th day following execution of this Agreement; and

(b)

an ongoing license fee equal to FIVE PERCENT (5%) of the gross revenues of the Sublicensee payable on the 3rd business day of each month in respect of the gross revenues for the prior calendar month (the “Royalty Fees”); and

(c)

a fee for and services rendered, support or other services required by the Sublicensee from the Sublincesor, to be charged at the then hourly rate charged by the Sublicensor for the provision of such services.

For greater certainty, “gross revenues of the Sublicensee means all revenues of any kind earned or received by the Sublicensee in the course of operating its Business, whether earned by the Sublicensee or any subsidiary, affiliate of the Sublicensee.  For purposes of determining whether the Royalty are payable, revenue is deemed to be earned on the earlier of (a) the date the Licensee invoices a customer; or (b) the date the Sublicensee provides the customer with access to its products or services.

3.2

Royalty not Refundable.  Royalty Fees paid by the Sublicensee to the Sublicensor under this Agreement shall not be refundable for any purpose except for amounts paid due to computational errors, and in such case, any overpayment shall be taken as a credit against future Royalty Fees payable under this Agreement.

3.3

 Option Agreement.  As a condition precedent to granting the Sublicensee the license contained herein and as partial consideration therefore, the Sublicensee agrees to:

(a)

execute and deliver the option agreement in the form attached hereto as Schedule “B” to the Sublicensor contemporaneously with the execution and delivery of this Agreement; and

(b)

cause any limited partners of the Sublicensee to grant to the Sublicensor the option to acquire such Persons interest in the Sublicensee, in substantively the form attached hereto as Schedule “C”.

3.4

Non-Payment of Royalty.  If the Sublicensee fails to pay the Royalty when due, and the Sublicensee fails to remedy such default within ten (10) days after receipt of written notice thereof from the Sublicensor, then the Sublicensee shall be in breach of this Agreement and the Sublicensor shall be entitled to make demand for payment of any and all amounts then owing hereunder and to exercise all rights and remedies available to it to secure payment of such amounts.

3.5

Audit of Royalty Fees.  The Sublicensee will deliver to the Sublicensor a written statement (hereinafter “Royalty Report”) together with each Royalty Fees payment signed by a duly authorized officer of the Sublicensee showing, in reasonable detail, the gross revenues of the Sublicensee and the invoicing for products and services of the Sublicensee  and the accounting for Royalty Fees payable hereunder.  The Sublicensee will keep proper records in sufficient detail to permit the determination of Royalty Fees payable hereunder and will, at the request of the Sublicensor, permit an independent public accountant selected by the Sublicensor (except one to whom the Sublicensee has some reasonable objection) to have access, during ordinary business hours, to examine and make excerpts from those records which may be necessary to verify or determine Royalty Fees paid or payable under this Agreement.  The Sublicensor will have the right for a period of two (2) years after receiving any Royalty Report to appoint the said independent public accountant.  The said accountant will disclose to the Sublicensor information relating solely to the accuracy of the Royalty Report.  The failure of the Sublicensor to request a verification of any Royalty Report during the said two (2) year period will be considered acceptance of the accuracy of the Royalty Report and the Sublicensee will have no obligation to maintain any records pertaining to any Royalty Report beyond a two (2) year period.  In the event the said examination reveals any underpayment of Royalty Fees due to the Sublicensor, the Sublicensee will promptly pay the Sublicensor the full amount of that underpayment together with interest thereon at the rate of 10% per annum, calculated monthly (for an effective rate of interest of 10.47%).

4.

ENFORCEMENT OF TECHNOLOGY

4.1

Notice of Infringement by Other Person.  If any infringement by any Person of any of the Technology is determined by the Sublicensor or the Sublicensee to have occurred or is imminent to occur, the said party will forthwith notify the other party giving particulars thereof.  In the event that any infringement as aforesaid occurs on a commercial scale within the Territory and, after investigation, the perceived infringer is a Person against whom the Sublicensor or the Licensor would likely recover monetary damages, then, subject to any legal advice obtained from a qualified counsel, of the Sublicensor’s or the Licensor’s choosing, to the contrary, the parties agree that the Sublicensor, the Licensor, or the Sublicensee with the Licensor and the Sublicensor’s consents, shall commence legal proceedings to extinguish the infringement, including the institution of a court action, if necessary.  Infringement by a third party will be deemed to be on a commercial scale if the Sublicensee demonstrates that the alleged infringer may generate annual revenue of not less than $50,000.00 from such infringement.  All costs and expenses associated with the preservation or protection of the Technology shall be to the sole account of the Sublicensor, including all legal costs associated with such actions, and any costs which may be awarded against the Sublicensor or the Licensor in respect of such action.  Any amounts recovered in respect of such action shall be paid firstly, to reimburse any legal expenses incurred by any of the Licensor, the Sublicensor or the Sublicensee to prosecute such action, as applicable, secondly to the Sublicensee to the extent that it incurs any losses, damages or costs associated with such infringement, and finally, to the Sublicensor as to any remaining amounts.

4.2

Commencement of Proceedings.  Any decision to commence legal proceedings will be at the sole discretion of the Sublicensor.

4.3

Notice of Infringement by Sublicensor.  The Sublicensee shall give notice to the Sublicensor immediately of any action or threatened action by any third party alleging that the use of the Technology infringes the rights of a third party.  The Sublicensor, at its own discretion and cost, shall take all reasonable and necessary action in the prosecution or defence of any action relating to the Technology including, but not limited to, law suits, declaration of non-infringement, and responses to claims of infringement of third party rights.  The Sublicensee shall make all necessary efforts to assist the Sublicensor, in such action.  The costs and expenses of any such action shall be borne by the Sublicensor and the proceeds and any damages awarded shall be paid to the Sublicensor, unless such action is necessitated by or is a result of the actions of the Sublicensee, in which case the Sublicensee shall bear all costs and expenses of such action and the proceeds and any damages awarded shall be retained by the Sublicensor.

4.4

Sublicensee to Cooperate.  In the event legal proceedings are commenced, the Sublicensee agrees to cooperate fully with the Sublicensor in order to assist the Sublicensor in extinguishing such infringement.

5.

TERM AND TERMINATION

5.1

Term.  The term of this Agreement shall commence as of the Effective Date and, unless earlier terminated as provided herein, it shall continue to have effect until the date that is five (5) years after the date of this Agreement (the “Term”).  This Agreement shall automatically be extended for successive terms of one year (each a “Renewal Term”), unless terminated earlier in accordance with paragraph 5.2 or 5.3 below.

5.2

Termination Generally.  Either party may terminate this Agreement if:

(a)

the other party is in default of any material term or condition of this Agreement and such material default is not remedied within the period specified in this Agreement or if no period is specified within thirty (30) days after receipt of written notice from the party claiming such default. For greater certainty, and without limiting the generality of the forgoing, default of a material term shall include:

(i)

the failure of the Sublicensee to pay the Royalty payment when due, subject to the terms of this Agreement; or

(ii)

a breach of the terms of paragraphs 2.5 and Part 2 or 9, herein;

(b)

the other party generally admits it is unable to pay its debts as they become due for payment;

(c)

an order is made or a resolution passed for the administration, winding-up or dissolution of the other party (otherwise than for the purposes of a solvent amalgamation or reconstruction);

(d)

an administrative or other receiver, manager, liquidator, administrator, trustee or similar officer is appointed over all or any substantial part of the assets of the other party;

(e)

a third party commences a law suit against the other party which materially interferes with such party’s ability to perform its obligations under this Agreement; or

(f)

the other party enters into or proposes any composition or arrangement with it's creditors generally or anything analogous to the foregoing occurs in any applicable jurisdiction.

provided that, in respect of (b) through (f) the other party shall have 45 days to cure such default upon notice of such default.

5.3

Obligations of the Sublicensee upon Termination.  Upon termination or expiration of this Agreement for any reason whatsoever, the parties agree that:

(a)

all payments due from the Sublicensee to the Sublicensor up to and including the date of termination shall become immediately due and payable;

(b)

the Sublicensee will immediately cease and desist the use of the Technology and all manufacture, sales, distribution and related activities with respect to the Technology upon request by the Sublicensor; and

(c)

the Sublicensee shall not infringe the Technology.

5.4

Residual Rights of Sublicensor in Technology.  The Sublicensor shall retain a right of reversion in the Technology and the Confidential Information in the event that this Agreement is terminated for any reason whatsoever.  Specifically, any rights, interests and title licensed hereunder will automatically and fully revert back to the Sublicensor.  Immediately following the event of a reversion, the Sublicensee shall settle any and all outstanding accounts, cease all activities under the terms of this Agreement relating to the Technology and the Confidential Information, and perform such obligations as are required under section 5.6 herein with respect to the return of information to the Sublicensor.  Further, such reversion shall not prejudice the rights of the Sublicensor to recover any Royalty Fees or other amounts due pursuant to this Agreement.  Obligations with respect to the treatment of the Confidential Information together with all other clauses which would necessarily survive termination.

5.5

Actions on Termination.  Upon the earlier of (i) the termination of this Agreement, or (ii) the receipt by the Sublicensee of a written request from the Sublicensor for such return, the Sublicensee agrees and undertakes, except to the extent permitted otherwise by the Sublicensor in writing:

(a)

to destroy all Confidential Information, including all reproductions and copies thereof, which have been communicated or disclosed to the Sublicensee in any form whatsoever, including, but not limited to, written, oral, electronic, machine-readable form or which the Sublicensee has transcribed, and to not retain any copy thereof except to the extent necessary to comply with its obligations hereunder, or in order to comply with the internal laws of the jurisdiction(s) within which the Sublicensee’s business is conducted;

(b)

to deliver to the Sublicensor any physical samples, materials and the like, of or pertaining to the Confidential Information in the Sublicensee’s possession, unless otherwise stipulated in writing by the Sublicensor;

(c)

to return to the Sublicensor all copies and embodiments of any or all of the Technology in its possession, in any form, including but not limited to, all written procedural manuals and all electronic data; and

(d)

to provide, at the Sublicensor’s request, a sworn declaration certifying that the Sublicensee has fully complied with this provision of this Agreement.

Termination or expiration of this Agreement shall not affect the respective rights and obligations of the parties accrued during the term of this Agreement.  Further, any such termination or expiration shall not relieve a party from obligations that are expressly indicated as being intended to survive termination or expiration of this Agreement.  The termination of this Agreement by either party shall not affect the rights of the terminating party to seek redress under this Agreement or under applicable laws.

5.6

Survival on Termination.  In addition to those rights which by their nature would survive termination or expiration, the rights and obligations of the parties contained in Parts 1 (Definitions), 2 (Grant of License and Other Rights and Obligations), 3 (Payment for License Granted), 5 (Term and Termination), 10.9 (Governing Law), and this section 5.7 shall survive the expiration or termination of this Agreement and remain in full force and effect.

6.

ASSIGNABILITY OF AGREEMENT

6.1

Assignment.  The Sublicensor may assign its rights, obligations and duties under this Agreement without restriction.  The Sublicensee shall not assign its rights, obligations and duties under this Agreement without first obtaining the written consent of the Sublicensor, which consent may be refused as the absolute discretion of the Sublicensor.

6.2

Notice of Intention.  A party which assigns or intends to assign its rights, obligations and duties under this Agreement shall notify the other party immediately of any assignment or intended assignment pursuant to this section.

6.3

Effect.  When assigned in accordance with the terms hereof, this Agreement, and all rights, obligations and duties hereunder will enure to the benefit of and will be binding on the assignees or successors in interest of the parties.

7.

REPRESENTATIONS AND WARRANTIES

7.1

Sublicensor Representations.  The Sublicensor represents and warrants to the Sublicensee (and acknowledges that the Sublicensee is relying on such representations and warranties) that, except as otherwise disclosed herein:

(a)

the Sublicensor has a license in and to the Technology;

(b)

the Sublicensor has the right, power and authority to grant to the Sublicensee all of the rights to the Technology contemplated in this Agreement;

(c)

other than with respect to the rights of the Licensor to the Technology, there is no agreement, contract, option, commitment or other right in favour of, or held by, any person other in and to or to acquire any rights in any of the Technology within the Territory, and for greater certainty to the Software within the Territory;

(d)

the Sublicensor is a company in good standing under the Laws of the jurisdiction of its incorporation;

(e)

the execution, delivery and performance by the Sublicensor of its obligations under this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered pursuant thereto or in connection herewith does not and will not: (i) conflict with or violate the constating documents of the Sublicensor, as applicable; or (ii) conflict with or result in any breach of, or constitute a default under, any note, security agreement, commitment, contract or other agreement, instrument or undertaking to which the Sublicensor is a party or by which any of its property is bound; and

(f)

this Agreement constitutes a legal, valid and binding obligation of the Sublicensor in accordance with the terms herein.

7.2

Sublicensee Representations.  The Sublicensee represents and warrants to the Sublicensor (and acknowledges that the Sublicensor is relying on such representations and warranties) that, except as otherwise disclosed herein:

(a)

the Sublicensee is a limited partnership in good standing under the Laws of the jurisdiction of its creation;

(b)

the execution, delivery and performance by the Sublicensee of its obligations under this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered pursuant thereto or in connection herewith does not and will not: (i) conflict with or violate the constating documents (including but not limited to the limited partnership agreement) of the Sublicensee; or (ii) conflict with or result in any breach of, or constitute a default under, any note, security agreement, commitment, contract or other agreement, instrument or undertaking to which the Sublicensee is a party or by which any of its property is bound;  and

(c)

this Agreement constitutes a legal, valid and binding obligation of the Sublicensee in accordance with the terms herein.

7.3

Limitation of Representations.  Nothing in this Agreement shall be construed as:

(a)

a warranty or representation by the Sublicensor as to the validity or scope of any of the Technology and in the event of any invalidation, failure to issue, legal result or action by or against the Sublicensor (whether successful or not), or other similar issue relating to the Technology, the Sublicensee’s obligation to make any payments hereunder, whether already made, or to be made in the future, shall not be affected, terminated or reduced, except to the extent that the determination that any of the Technology is invalid results in products manufactured and sold and or services provided the Sublicensee ceasing to fall within the scope of this Agreement, however, in any such event the Sublicensor shall not have any obligation to refund to the Sublicensee any payments made prior to the date the applicable Technology is determined to be unenforceable;

(b)

a warranty or representation by the Sublicensor that any manufacture, use, sale or other disposition of any products or provision of any services by the Sublicensee through the use of any or all of the Technology hereunder will be free from infringement of third party intellectual property, including third party patents, trademarks, utility models and design patents, as well as applications therefor, reexaminations, reissues, continuations, divisions, continuations-in-part and extensions thereof, in all countries of the world;

(c)

an Agreement by the Sublicensor to bring or prosecute actions or suits against third parties for infringement or conferring on the Sublicensee any right to bring or prosecute actions or suits against third parties for infringement;

(d)

conferring any right to the Sublicensee to use, in advertising, publicity, or otherwise, any of the Technology which is outside the scope of this Agreement; or

(e)

conferring by implication, estoppel or otherwise, upon the Sublicensee hereunder, any license, right or privilege in and to the Technology, in any country of the world, except the licenses, rights and privileges expressly granted hereunder.

8.

LIMITATIONS OF LIABILITY AND INDEMNIFICATION

8.1

Warranty Disclaimer.  All of Technology, including source code to any of the Software, is provided “AS IS”.  The Sublicensor disclaims all warranties, either express, implied or statutory, including, but not limited to implied warranties of merchantability, fitness for a particular purpose and non-infringement with respect to any other Person’s intellectual property rights.  The Sublicensee assumes all responsibility for using the Technology to achieve its intended purpose and for the results obtained from such use of the Technology.  Without limiting the generality of the foregoing, the Sublicensor makes no warranties that the Technology will be error-free or free from interruptions or other failures or that it will meet the Sublicensee’s express or implied purpose.  Some jurisdictions do not allow limitations on implied warranties and therefore the foregoing many not apply to any of the users.  The foregoing provisions shall be enforceable to the maximum extent permitted by applicable law.

8.2

Limitation of Liability.  Under no circumstances and under no legal theory, whether in tort, contract or otherwise, shall the Sublicensor be liable to the Sublicensee or to any other end-user or user of the Sublicensee’s products or services, or to any other Person for any indirect, special, incidentally or consequential damages of any nature, including, without limitations, damages for loss of goodwill, work stoppage, computer failure or malfunction, or for any other damages or losses.  In no event shall the Sublicensor be liable for any damages in excess of US$5,000.00, even if the Sublicensor shall have been advised of the possibility of such damages.  Some jurisdictions may prevent limitations of liability as set out herein to certain types of damages.  The foregoing provisions shall be enforceable to the maximum extent permitted by applicable law.

8.3

Indemnification by the Sublicensee.  The Sublicensee shall defend and hold harmless the Sublicensor against (or, at the Sublicensor’s option, settle) any and all Claims made or brought against the Sublicensor by a third party in connection with: (i) the Sublicensee’s breach of this Agreement; or (ii) the Sublicensee’s business dealings with its customers, suppliers or end-users or any other Person.  The Sublicensee shall indemnify and hold harmless the Sublicensor from any and all judgments, damages, costs, liabilities or expenses, including reasonable attorney’s fees, suffered or incurred by the Sublicensor in connection with any such Claim.  The Sublicensor and the Sublicensee both covenant and agree to give each other prompt notice of any Claim which has or is reasonably expected to arise that may be subject to the terms set out in this paragraph 8.3.  Failure to give such notice shall not relieve the Sublicensee from its obligations hereunder.

9.

CONFIDENTILAITY

9.1

Confidential Information.  The parties agree that during the term of this Agreement, they are likely to obtain, have access to or become aware of information and materials that each party deems to be confidential, proprietary or of strategic importance, including without limitations, the Technology, all data, trade secrets, knowledge, information, technology, designs, systems, techniques, methods, processes, know-how, business projections, and intellectual property, marketing and sales information, information about the business of each of the parties and their affiliates whether or not reduced to writing (collectively, “Confidential Information”).

9.2

Confidentiality Maintained.  The parties acknowledge that the success, profitability, and competitive position of each of the parties require that strict confidentiality be maintained at all times with respect to all Confidential Information, and that any breach of such Confidential Information is capable of causing substantial damage to any of the parties.  Accordingly, the parties covenant and agree with each other that, unless otherwise provided in this Agreement, during the term of this Agreement and at all times thereafter:

(a)

hold all of the Confidential Information in confidence and not to use same other than in accordance with the terms of this Agreement and performance of their obligations hereunder;

(b)

not to publish or disclose the Confidential Information, whether directly or indirectly, or to assist any other party in doing same; and

(c)

not to disclose or assist in the disclosure of any Confidential Information to any Person other than to each party’s respective, employees, agents and affiliates who have a need to know such information in order for the parties to comply with their respective obligations hereunder, but in such event, each of the parties shall ensure that their employees, agents and affiliates who have access to the Confidential Information shall comply with these provisions.

9.3

Indemnification.  The parties acknowledge that each party’s Confidential Information is the property of and is of economic value to such party and that disclosure of such information to competitors of each of the parties or to the general public would be detrimental to such party (whether directly or indirectly as a result of detriment to the clients or customers of each party).  Accordingly, the parties agree to indemnify and hold each other harmless from and against any loss occasioned by the disclosure or use of the Confidential Information by them contrary to the terms hereof, whether through inadvertence or otherwise.

9.4

Remedies.  The parties acknowledge that any breach of the provisions in this paragraph 9 will cause irreparable harm to the parties which cannot be calculated or fully or adequately compensated by recovery of damages alone, and that seeking a remedy to stop parties from continuing the potentially damaging action is a more viable alternative to seeking damages arising from the continuation of the potentially damaging action.   Accordingly, the parties agree that they shall each be entitled to interim and permanent injunctive relief, specific performance and other equitable remedies, and that resort to such relief will not be considered a waiver of any other rights or remedies that each party may have for damages or otherwise arising as a result of breach of these provisions.

9.5

Return of Confidential Information.  At the request of each party, the other party will provide, in an electronic format acceptable to the requesting party, a copy of all of the Confidential Information.

9.6

Destruction of Confidential Information.  Each party will destroy all copies of Confidential Information on the later of the following dates:

(a)

on termination of this Agreement; or

(b)

on the expiry of any requirement to retain the Confidential Information pursuant to any applicable laws.

10.

MISCELLANEOUS MATTERS

10.1

Entirety of Agreement.  This Agreement and each and every of the Schedules attached hereto constitute the entire agreement among the parties hereto respecting the subject matter hereof and supersedes all prior or contemporaneous negotiations, agreements and understandings whether written or oral.

10.2

Modification and Waiver.  No cancellation, modification, amendment, deletion, addition, or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in writing signed by the party to be bound thereby.  No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

10.3

No Agency.  The parties to this Agreement recognize and agree that each is operating as an independent contractor and not as an agent of the other.  This Agreement will not constitute a partnership or joint venture and no party can be bound by the other to any contract, arrangement or understanding except as specifically stated herein.

10.4

Publicity.  The Sublicensor shall have the right to announce to the public the existence of this Agreement, including the identity of the other party to its and its terms.

10.5

Currency and Method of Payment.  Unless otherwise stated, all monetary amounts specified in this Agreement are in reference to lawful currency of Canada.  Any monies payable hereunder shall be paid in cash, bank draft, certified cheque or solicitor’s trust cheque.

10.6

Notices.  All communications among the parties with respect to any of the provisions of this Agreement shall be in writing and shall be sent by registered mail, prepaid courier or facsimile transmission to the addresses set out in this Agreement or to any other address as may be specified, in writing, by the party who changes its address.  All written communications shall be deemed to be received by the addresses on the following dates:

(a)

by registered mail: 5 (five) business days after dispatch by notifying party;

(b)

by prepaid courier: 2 (two) business days after dispatch by notifying party;

(c)

by facsimile transmission: 1 (one) business day after dispatch by notifying party.

Any written communication sent by facsimile transmission shall thereafter be dispatched by registered mail.

10.7

Joint Preparation.  This Agreement shall be deemed to be jointly prepared by the parties, and any ambiguity herein shall not be construed for or against any party.

10.8

Construction - The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, provincial, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

10.9

Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of Alberta and the laws of Alberta applicable therein.  Each of the parties attorn to the jurisdiction of any Court within Alberta having subject matter jurisdiction over this Agreement.  Any and all claims, disputes or controversies arising under or in connection with this Agreement shall be brought solely and exclusively in the courts located in the City of Red Deer, Alberta which shall constitute the sole, exclusive and final forum for any resolution of any disputes between the Parties.  Both Parties hereby irrevocably consent to the jurisdiction of such courts and waive any objections thereto.  Both Parties hereby irrevocably consent to service of process for all actions in such courts.  Any judgments obtained by such courts may be entered and enforced against each Party in any jurisdiction where such Party or its assets are located.

10.10

Headings.  No account of the headings to the sections of this Agreement will be taken when interpreting the meaning thereof.

10.11

Counterparts.  This Agreement may be executed and delivered in one or more counterparts, including counterparts delivered by facsimile, portable document format (known by the acronym ‘.pdf’) or otherwise, each of which shall be deemed an original document and each of which, taken together, shall constitute one and the same instrument.  A party providing its signature by facsimile, portable document format or otherwise shall promptly forward to the other party the original of the executed copy of this Agreement that was so delivered.

10.12

Authority to Enter into Agreement.  The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto.  Each party has relied upon that representation in entering into this Agreement.

10.13

Enurement.  This Agreement and each and every one of its provisions will be binding upon the Parties hereto and their successors and permitted assigns.

10.14

Severability.  All terms and conditions hereof are severable and the invalidity, illegality or unenforceability of any term or condition shall not affect the validity, legality or enforceability of the remaining terms and conditions.

IN WITNESS WHEREOF the parties have set their hands and seals, where applicable, by their duly authorized signing officers.

EXECUTED as of the 20 day of September, 2011.

EXECUTED by IMPACT INNOVATIONS SYSTEMS, INC., in the presence of:

Witness Signature

Print Name: ______________________________

Address: ________________________________

________________________________________

Occupation: ______________________________

IMPACT INNOVATIONS SYSTEMS, INC. per: ____________________________________ Authorized Signatory

EXECUTED by Carman William Bessey in the presence of:

Witness Signature

Print Name: ______________________________

Address: ________________________________

________________________________________

Occupation: ______________________________

Red Deer Dogonet Limited Partnership per: ____________________________________ Authorized Signatory Print Name: Carman William Bessey

SCHEDULE “A”

Description of Technology

1.

The Technology consists of:

(a)

all registered and unregistered patents and improvements thereto for the system and method for creation and marketing of a sales and distribution networks designed to connect households together and enable individuals to buy or sell items within such network of households; and all foreign patents, patent applications and counterparts relating to any of the foregoing;

together with the following intellectual property used in conjunction with the use of the foregoing patents:

(b)

all service marks, trade dress, logos, slogans, brand names, trade names, corporate names, including the name "DOGONET" or "DOGOSEARCH" or "DOGOPAY" in any form or combination with other words, internet domain names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith;

(c)

registered or pending applications with respect to the trademarks "DOGONET" or "DOGOSEARCH" or "DOGOPAY" or any future registrations or pending applications with respect to such trademarks;

(d)

all computer software (including source code, executable code, data, databases and related documentation) associated with the technologies described in paragraphs 1(a) to (c);

(e)

all copyrightable works, all copyrights, whether registered or unregistered, associated with the foregoing intellectual property described under subparagraphs (a) to (d) and all applications, registrations, and renewals in connection therewith; and

(f)

all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals) in connection with the foregoing.

SCHEDULE “B”

FORM OF OPTION AGREEMENT - SUBLICENSEE

SCHEDULE “C”

FORM OF OPTION AGREEMENT

LIMITED PARTNER UNIT HOLDERS OF SUBLICENSEE